Exhibit 99.1

Statements contained in this presentation that state management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of
1933 and the Securities Exchange Act of 1934.  The words “believe,”
“expect,” “should,” “estimates,” and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements.
We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.
For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s and
NuStar GP Holdings, LLC’s respective annual reports on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange
Commission and available on NuStar’s websites at www.nustarenergy.com
and
www.nustargp.com.
Forward Looking Statements

NuStar Overview 3

NuStar Energy L.P. (NYSE: NS) is a
leading publicly traded growth-oriented
partnership with a market capitalization
of around $3.4 billion and an enterprise
value of approximately $5.3 billion
One of the largest independent
petroleum pipeline and terminal
operators in the U.S. and one of the
largest asphalt refiners and marketers in
the U.S.
NuStar GP Holdings, LLC (NYSE:
NSH) holds the 2% general partner
interest, 16.6% of the common units
and incentive distribution rights in
NuStar Energy L.P. with a market
capitalization of around $1.2billion
NuStar Overview –
Two Publicly Traded Companies
NS NSH
IPO Date: 4/16/2001 7/19/2006
Unit Price (5/7/10): $56.87 $27.48
Annual Distribution/Unit: $4.26 $1.80
Yield (5/7/10): 7.49% 6.55%
Market Capitalization: $3,424 million $1,169 million
Enterprise Value: $5,302 million $1,183 million
Total Assets (3/31/10): $4,858 million $592 million
Debt/Capitalization (3/31/10): 43.9% n/a
4
83.1%
Membership Interest
81.4%
L.P. Interest
Public Unitholders
35,356,783 NSH Units
Public Unitholders
49,987,529 NS Units
16.9%
Membership
Interest
2.0% G.P. Interest
16.6 L.P. Interest
Incentive Distribution Rights
William E. Greehey
7,190,511 NSH Units
NYSE:  NSH
NYSE: NS

Large and Diverse Geographic Footprint
with Assets in Key Locations

Asset Stats:
Operations in eight different
countries including the U.S., Mexico,
Netherlands, Netherlands Antilles
(i.e. Caribbean), England, Ireland,
Scotland and Canada
8,417 miles of crude oil and refined
product pipelines
Own 86 terminal facilities
Over 91 million barrels of storage
capacity
2 asphalt refineries on the U.S. East
Coast capable of processing
104,000 bpd of crude oil

Percentage of Expected 2010
Segment Operating Income
Approximately 84% of NuStar Energy’s segment operating income in 2009 came from fee-
based transportation and storage segments
Remainder of 2009 segment operating income related to margin-based asphalt and fuels marketing segment
Storage: 40%
Transportation: 32%
Refined Product Terminals
Crude Oil Storage
Refined Product Pipelines*
Crude Oil Pipelines
Asphalt & Fuels Marketing: 28%
Asphalt
Fuels Marketing
Product Supply, Wholesale and Fuel Oil
Marketing
Bunkering
Diversified Operations from Three
Business Segments
*  Includes primarily distillates, gasoline, propane, jet fuel, ammonia and other light products.  Does not include natural gas.

174
104
102
91
85
60
39
34
31
28
25
24
20
16
12
10
8
8
Independent Liquids Storage Capacity
(Millions of Barrels)
Global Leader in Independent
Liquids Storage
NuStar is the fourth largest independent liquids terminal operator in the world and second largest in the U.S.
Of the roughly 91 million barrels of storage capacity, approximately 50 million barrels are crude oil and heavy fuel products, 39 million barrels are refined products and 2 million barrels are biofuels
Source:  Company Websites & Management Presentations

Note: 2005 and 2006 distributable cash flow are from continuing operations
Record Growth in Distributable Cash Flows at NS Has Fueled Solid
Distribution Growth at Both NS and NSH Every Year Since Their  IPOs
8
NS Distribution ($ per Unit) NSH Distribution ($ per Unit)
NS Distributable Cash Flows ($ in Millions)
* Annualized Distribution
*
*
~7.5% CAGR
2006
2007
2008 2009
$1.28
$1.38
$1.58
$1.73
2001 2002 2003 2004 2005 2006 2007 2008 2009
$56
$68
$86
$102
$154
$214
$221
$319
$346
~10.5% CAGR

Financial Overview 9

Large Increase in Internal Growth Capital Expected in
2010 that Will Seed the Next Phase of NuStar’s Growth

(Dollars in Millions)
Transportation
Storage
Asphalt & Fuels Marketing
2010 internal growth program is significantly higher at around $275 million and includes projects to:
Build new storage for large creditworthy customers under long-term contracts (i.e. 5 to 8 years)
Develop and improve logistics at key terminals
Expand our pipeline systems in fast-growing regions
Put in place the necessary infrastructure at key terminals to capture incremental ethanol and biofuel volumes
Optimize our asphalt operations
Expand our fuel oil blending and bunkering operations
Develop new crude supply logistics to capitalize on heavy crude oil imbalances
*Does not include $50MM of  Corporate  Headquarters related Capital spending
$142
$131
$275*
$81
$190
$69
$16

Maintaining Sufficient Liquidity
with Disciplined Financial Strategy
NS Current Revolver Availability
Total Bank Credit $1,212
Less:
Borrowings (768)
Letters of Credit (99)
Revolver Availability $345*
(Dollars in Millions)
NSH Current Revolver Availability
Total Bank Credit              $19.5
Less:
Borrowings                      14.3
Letters of Credit                   -
Revolver Availability          $  5.2
(Dollars in Millions)
2010
2011 $0.8
2012 $909.9**
2013
2014 $0.1
**  Primarily includes maturity of revolver, which expires
December 2012, and $350 million of senior notes
NS Debt Maturities (3/31/10)
Note:  NSH’s revolving credit facility expires on July 16, 2010
11
No significant near-term debt
maturities
Bond markets continue to remain
strong for investment grade MLPs
like NuStar Energy L.P.
* Debt-to-EBITDA cannot exceed 5.0 to 1.0 times
$480.9
$0.8

Business Segment Overview – Storage 12

Strong Earnings Growth in NuStar’s
Fee-Based Storage Segment…New Opportunities Expected to
Continue to be Primarily in Storage
13
NuStar has generated strong earnings growth in its
storage segment mainly due to:
$400 million construction program started in 2006
and completed in 2009
Higher rates on storage contract renewals.
Targeting an incremental $12 to $16 million of EBITDA
in 2010 as a result of  growth projects completed in late
2009 & 2010 and continued increasing  rates on storage
contract renewals.
Refined product demand growth outside the U.S. should
continue to benefit companies like NuStar that are
developing international storage opportunities
Storage Segment EBITDA ($ in Millions)
Storage Contract Renewals (% of Revenues)
Flatter contango market not expected to impact
NuStar as we continue to sign up large credit
worthy customers under long-term contracts
Since approximately 90% of our revenues come
from leased assets, throughputs are not expected
to have a material impact on storage results

Business Segment Overview – Transportation 14

Transportation Segment Continues to Generate Stable, Fee-Based Income

2010 results expected to be comparable to 2009
Most industry experts are predicting that 2010 product demand should recover slightly as the economy improves, net of fuel efficiency estimates
Refinery utilization is projected to be in the range of 80% to 90%
Refined product demand growth expected to be less in the U.S. and primarily international, mainly the Far East, Middle
East and parts of Latin America
Expect NuStar’s throughput volumes to increase  slightly in 2010 compared to 2009, excluding the impact of the assets sales, and in-line with our view of a modest economic recovery
Recently announced refinery closures and proposed refinery sales not expected to impact NuStar’s results
Higher natural gas prices and higher power costs could negatively impact results
Based on current 2009 PPI estimates, tariffs are expected to decrease by (1.2%) starting July 1, 2010 .
2010 calendar year rates should be slightly higher than 2009 calendar year rates
First six months of 2010 benefitting from 7.6% tariff increase on July 1, 2009
Transportation Segment EBITDA ($ in Millions)

Business Segment Overview – Asphalt & Fuels Marketing 16

Two-year adjusted EBITDA contribution from the
asphalt operations excluding the large 2008 crude oil
hedging loss, is now just over $220 million, which is in
line with acquisition economics
Asphalt inventories are at low-levels as lower than
normal production and imports  have resulted in lower
than normal inventory levels despite weak demand
2009 winter-fill season was atypical as prices
increased during this time  and supply was tight
resulting in fewer suppliers building inventories
Two-Year Contribution from Asphalt Operations in Line with
Original Projections - Expect to See Improved Asphalt Results in
2010 Due to Tight Supply and Increased Rack Sales Volumes
17
Expect improved results from our asphalt operations in 2010 as we expect a higher margin per barrel and higher sales volumes due to: (a) balanced to tight regional supplies mainly due to historically low refinery utilization  rates over the past year and impact from completed coker projects and (b) increased rack sales volumes as we enter new asphalt markets in 2010.
Federal Stimulus fund outlays and  State & Local highway awards expected to increase in 2010
Of the $27.5 billion of Federal funds available for highway projects, $10 - $11 Billion expected to be spent in 2010.
Up from the $5.6 Billion spent in 2009
2010 YTD state and local highway awards exceed 2009 YTD awards by 32% in the U..S.
By 70% in markets served by NuStar.

Announced U.S. Coker Projects:
Long-Term Impact of Coker Projects on Asphalt Supply
Still Intact
Source:  PIRA Refinery Database; Company Information
100% of the announced coker projects listed are either complete or have a high likelihood of completion (i.e. firm projects)
One of the coker projects expected to start up in first quarter of 2010 has  already commenced operations
Most of the coker capacity is still expected to come on-line starting next year and through  2012, which should contribute to further tightening of asphalt supply
18
No. Refinery PADD
Announced
Coker
Capacity
(Mbpd)
Announced
Crude Capacity
(Mbpd) Start Up Date Status
1 Coffeyville Resources - Coffeyville, Kansas II 2.0 8.0 1Q 2007 Complete
2 BP - Toledo, Ohio II 2.0 10.0 1Q 2007 Complete
3 Valero - Port Arthur, Texas III 25.0 75.0 1Q 2007 Complete
4 Frontier - Cheyenne, Wyoming IV 4.3 - 3Q 2007 Complete
5 Chevron - El Segundo, California V 15.0 - 4Q 2007 Complete
6 Sinclair – Sinclair, Wyoming IV 20.0 11.0 4Q 2007 Complete
7 ConocoPhillips - Borger, Texas III 25.0 - 4Q 2007 Complete
8 Cenex - Laurel, Montana IV 15.0 - 1Q 2008 Complete
9 Frontier - El Dorado, Kansas II 3.0 11.0 2Q 2008 Complete
10 Tesoro - Martinez, California V 4.4 - 2Q 2008 Complete
11 ConocoPhillips - Los Angeles, California V 5.0 - 4Q 2008 Complete
12 Marathon - Garyville, Louisiana III 44.0 180.0 1Q 2010 Complete
13 Hunt - Tuscaloosa, Alabama III 18.5 15.0 4Q 2010 Firm
14 ConocoPhillips - Wood River, Illinois II 65.0 55.0 3Q 2011 Firm
15 Atofina Petrochemicals Inc.- Port Arthur, Texas III 50.0 - 1Q 2011 Firm
16 BP - Whiting, Indiana II 95.0 30.0 1Q 2012 Firm
17 Motiva - Port Arthur, Texas III 95.0 325.0 3Q 2012 Firm
18 Marathon - Detroit, Michigan II 28.0 13.0 2nd Half 2012 Firm
Total US Expansion 516.2 733.0
Expansions Completed through 1Q 2010 164.7 295.0
Firm Expansions 2010-2013 351.5 438.0

Majority of business derived from attractive set of fee-based storage and transportation assets that support  U.S. and international energy infrastructure
NuStar provides world class pipeline and terminalling services to some of the world’s largest crude oil producers, integrated oil companies, chemical companies, oil traders and refineries
Pipeline and storage businesses have performed well in one of the worst recessions since the Great Depression
Investors are provided optionality on the performance of the asphalt operations since the non-asphalt distributable cash flows have covered all of the distribution for the period NuStar has owned the asphalt refineries
Two-year contribution from the acquisition of the asphalt operations, excluding the hedging loss, over $220 million –
payback that is on track to be better than the typical MLP acquisition
Coker thesis still intact - Asphalt operations expected to benefit from better-than-historic asphalt margins over the long-term as supply continues to tighten and demand improves
Economic stimulus package expected to benefit U.S. asphalt demand primarily in 2010 and 2011
Strong balance sheet and investment grade rating with a stable outlook
Attractive yield with quarterly distributions that are largely tax deferred
Recognized nationally for our outstanding safety and environmental record and one of the best places to work
Large and diversified asset footprint in the U.S. and internationally allows for ample acquisition and internal growth opportunities
Over $500 million of attractive internal growth projects over the next two to three years
Majority of new growth projects expected to be in the storage segment
Investment Highlights

Questions & Answers

Appendix 21

(Dollars in Thousands)

NuStar Energy L.P. utilizes two financial measures, EBITDA and distributable cash flow, which are not defined in United States generally accepted accounting principles (GAAP). Management uses these financial measures because they are a widely accepted financial indicators used by investors to compare partnership performance. In addition, management believes that these measures provide investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. Neither EBITDA nor distributable cash flow are intended to represent cash flows for the period, nor are they presented as an alternative to net income. They should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with
GAAP.
Reconciliation of Non-GAAP Financial Information:
EBITDA and Distributable Cash Flow
The following is a reconciliation of net income to EBITDA and distributable cash flow:
Year Ended December 31,
2001 2002 2003 2004 2005 2006 2007 2008 2009
Net income $       45,873 $       55,143 $       69,593 $       78,418 $     107,675 $     149,906 $     150,298 $       254,018 $       224,875
Plus interest expense, net 3,811 4,880 15,860 20,950 41,388 66,266 76,516 90,818 79,384
Plus income tax expense - 395 - - 4,713 5,861 11,448 11,006 10,531
Plus depreciation and amortization expense 13,390 16,440 26,267 33,149 64,895 100,266 114,293 135,709 145,743
EBITDA 63,074 76,858 111,720 132,517 218,671 322,299 352,555 491,551 460,533
Less equity earnings from joint ventures 3,179 3,188 2,416 1,344 2,319 5,882 6,833 8,030 9,615
Less interest expense, net 3,811 4,880 15,860 20,950 41,388 66,266 76,516 90,818 79,384
Less reliability capital expenditures 2,786 3,943 10,353 9,701 23,707 35,803 40,337 55,669 45,163
Less income tax expense - - - - 4,713 5,861 11,448 11,006 10,531
Plus mark-to-market impact on hedge transactions - - - - - - 3,131 (9,784) 19,970
Plus charges reimbursed by general partner - - - - - 575 - - -
Plus distributions from joint ventures 2,874 3,590 2,803 1,373 4,657 5,141 544 2,835 9,700
Plus other non-cash items - - - - 2,672 - - - -
Distributable cash flow $       56,172 $       68,437 $       85,894 $     101,895 $     153,873 $     214,203 $     221,096 $       319,079 $       345,510
Note: 2005 and 2006 distributable cash flow and EBITDA are from continuing operations.

(Dollars in Thousands)
Reconciliation of Non-GAAP Financial Information:
Asphalt & Fuels Marketing
EBITDA in the following reconciliations relate to our operating segments or a portion of an operating segment. For purposes of segment reporting we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure.
Asphalt and Fuels
Marketing Segment
Less Non-Asphalt
Operations Asphalt Operations
Operating income 60,629 $                     9,919 $                      50,710 $
Plus depreciation and amortization expense 19,463 -                               19,463
EBITDA 80,092 $                     9,919 $                      70,173 $
Asphalt and Fuels
Marketing Segment
Less Non-Asphalt
Operations Asphalt Operations
Operating income 112,506 $                   36,239 $                    76,267 $
Plus depreciation and amortization expense 14,734 552                           14,182
Plus hedging loss 60,704                       -                               60,704
Adjusted EBITDA 187,944 $                   36,791 $                    151,153 $
Combined two-year adjusted EBITDA from asphalt operations 221,326 $
The following is a reconciliation of operating income to adjusted EBITDA and adjusted EBITDA for our asphalt operations and asphalt and fuels marketing segment:
Year Ended
December 31, 2008
Year Ended
December 31, 2009

(Dollars in Thousands)
Reconciliation of Non-GAAP Financial Information:
Storage and Transportation
EBITDA in the following reconciliations relate to our operating segments or a portion of an operating segment. For purposes of segment reporting we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure.
The following is a reconciliation of operating income to EBITDA for the Storage Segment:
2006 2007 2008 2009
Operating income 108,486 $                   114,635 $                   141,079 $                   171,245 $
Plus depreciation and amortization expense 53,121                        62,317                        66,706                        70,888
EBITDA 161,607                      176,952                      207,785                      242,133
Year Ended December 31,
The following is a reconciliation of operating income to EBITDA for the Transportation Segment:
2006 2007 2008 2009
Operating income 122,714                      126,508                      135,086                      139,869
Plus depreciation and amortization expense 47,145                        49,946                        50,749                        50,528
EBITDA 169,859 $                  176,454 $                  185,835 $                  190,397 $
Year Ended December 31,
The following is a reconciliation of projected incremental operating income to projected incremental adjusted EBITDA for the year ended December 31,
2010 compared to the year ended December 31, 2009 for the Storage Segment:
Storage Segment
Projected incremental operating income range $    6,000 - 9,500
Plus projected incremental depreciation and
amortization expense range 6,000 - 6,500
Projected incremental Adjusted EBITDA range $ 12,000 - 16,000